UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2006
CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24097	59-3396369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 South Orange Avenue, Suite 700, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry Into a Material Definitive Agreement.
     Amended and Restated Merger Agreement.
     On April 3, 2006, CNL Hotels & Resorts, Inc. (the “Company”) entered into an amended and restated agreement and plan of merger with CNL Hospitality Corp., a Florida corporation (the “Advisor”), CNL Real Estate Group, Inc. (“CREG”), Five Arrows Realty Securities II L.L.C. (“Five Arrows”), the other stockholders of the Advisor identified therein, CNL Hotels & Resorts Acquisition, LLC (“Acquisition Sub”), CNL Hospitality Properties Acquisition Corp., and CNL Financial Group, Inc. (“CFG”) (the “Amended Merger Agreement”). The Board of Directors of the Company approved the Amended Merger Agreement after receiving the recommendation of a special committee comprised of three of the Company’s independent directors. Pursuant to the Amended Merger Agreement, the Advisor will merge with and into Acquisition Sub, all of the membership interests of which are owned by the Company (the “Amended Merger”), and the separate corporate existence of the Advisor will cease. The Amended Merger Agreement amends and restates the Agreement and Plan of Merger, entered into as of April 29, 2004, as amended as of June 17, 2004, by and among the parties to the Amended Merger Agreement other than Acquisition Sub.
     Upon the closing of the Amended Merger (the “Closing”), all of the outstanding shares of capital stock of the Advisor (the “Advisor Shares”) will be converted into the right to receive 3.6 million common shares of the Company, which total number of shares was calculated by dividing $72.0 million by the Per Share Price (as defined in the Amended Merger Agreement), and the Advisor Shares shall thereupon cease to be outstanding and shall be canceled, retired and cease to exist. In addition, at the Closing, i) if the closing date is on or before June 30, 2006, the Company will assume and repay a note issued by the Advisor to Five Arrows, which as of March 31, 2006 had an outstanding principal balance of approximately $7.9 million (the “Five Arrows Note”), or ii) if the closing date is after June 30, 2006, the Company will assume and repay a loan in the principal amount of $7.625 million, made by CREG or its affiliate to the Advisor, solely to enable the Advisor to pay the final principal installment under the Five Arrows Note due on June 30, 2006. Upon consummation of the Amended Merger, the surviving company, as the successor to the Advisor, will be a wholly-owned subsidiary of the Company, and the Advisor’s officers and other employees will become employees of the Company. If the Amended Merger is consummated, the existing advisory agreement between the Company and the Advisor will be terminated and the Company will become self-advised.
     The Company and the Advisor have made representations, warranties and covenants in the Amended Merger Agreement. In addition, the Company will submit the Amended Merger and the Amended Merger Agreement to its stockholders for approval at a meeting of its stockholders. Consummation of the Amended Merger is subject to a number of closing conditions, including, among others, iii) approval of the Amended Merger by the Company’s stockholders, iv) the approval by the Company’s stockholders and the filing of certain amendments to the Company’s charter, v) receipt of certain consents and approvals, and vi) receipt of certain legal opinions from counsel to the Company and the Advisor.
     The Amended Merger Agreement may be terminated at any time prior to the effective time of the Amended Merger, including before or after approval of the Amended Merger and the Amended Merger Agreement by the Company’s stockholders, by mutual consent of the Company and the Advisor or by the Company or the Advisor, in certain circumstances. The Amended Merger Agreement also may be terminated after December 31, 2006 if the Amended Merger Agreement shall not have been consummated by such date.

     Certain of the Company’s officers and directors and their respective affiliates collectively own, directly or indirectly, an aggregate of 90% of the outstanding capital stock of the Advisor and will receive, directly or indirectly, an aggregate of 3.24 million of the Company’s common shares in the Amended Merger. James M. Seneff, Jr., the Chairman of the Board and a director of the Company, jointly with his wife has ownership and voting control of CNL Holdings, Inc., the parent company of CFG, which, in turn, wholly owns CREG, the owner of approximately 53.6% of the outstanding shares of common stock of the Advisor. Mr. Seneff also directly owns an additional aproximately 7.5% of the outstanding shares of common stock of the Advisor. As a result of his direct and indirect holdings in the Advisor, Mr. Seneff will be entitled to receive approximately 2.2 million of the Company’s common shares in the Amended Merger. In addition, Robert A. Bourne, the Vice-Chairman of the Board and a director of the Company, owns directly approximately 13.34% of the outstanding shares of common stock of the Advisor, which shares will entitle Mr. Bourne to receive approximately 480,240 shares of the Company’s common shares in the Amended Merger. Messrs. Hutchison, Griswold, Strickland, Verbaas, and Bloom, officers of the Company and the Advisor, own an aggregate of approximately 15.6% of the outstanding shares of common stock of the Advisor, which, in connection with the Amended Merger, will entitle them to receive an aggregate of approximately 559,440 common shares of the Company. As of the date hereof, the Advisor owns 10,000 common shares of the Company, and a company owned and controlled by Messrs. Seneff and Bourne owns 12,500 common shares of the Company. As part of the closing of the Amended Merger, the Company will enter into a registration rights agreement with the stockholders of the Advisor, which will require the Company to register, in certain instances, the Company’s common shares that the Advisor’s stockholders received in the Amended Merger.
     The Company has certain other relationships with the Advisor and its affiliates which are more fully described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC on March 31, 2006.
     The foregoing description of the Amended Merger and the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Merger Agreement, which is filed herewith as Exhibits 10.1 through 10.5 and incorporated herein by reference thereto.
     The Amended Merger Agreement contains representations and warranties by the Company and the Advisor. The representations and warranties reflect negotiations between the parties to the Amended Merger Agreement and, in certain cases, merely represent allocation decisions among the parties and may not be statements of fact. As such, the representations and warranties are solely for the benefit of the parties to the Amended Merger Agreement and may be limited or modified by a variety of factors, including, but not limited to, subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Amended Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.
     Employment Agreements
     On April 3, 2006, the Company also entered into employment agreements with the following officers of the Advisor: Thomas J. Hutchison, III, John A. Griswold, C. Brian Strickland, and Barry A.N. Bloom (the “Employment Agreements”). Each of such persons are currently officers of the Company and each has agreed to continue to serve as an officer of the Company, effective as of the Effective Time (as defined in the Amended Merger Agreement) of the Amended Merger. These agreements will become effective only if the Amended Merger is consummated.
     1. Thomas J. Hutchison III
     The employment agreement with Thomas J. Hutchison III (the “Hutchison Employment Agreement) provides for Mr. Hutchison to serve as the Company’s Chief Executive Officer. The Hutchison Employment Agreement’s initial term is from the Effective Time of the Amended Merger through December 31, 2009.
     Under the Hutchison Employment Agreement, Mr. Hutchison will receive an annual salary of $900,000, and may receive an annual increase in the sole discretion of the Board. Mr. Hutchison is also eligible to participate in the Company’s bonus plan, which shall set forth various achievement or performance criteria that if achieved shall entitle Mr. Hutchison to receive a specified percentage of his salary. This bonus will be payable at three levels. At the threshold level, Mr. Hutchison will receive 50% of base salary; at the target level, Mr. Hutchison will receive 100% of base salary; at the superior level, Mr. Hutchison will receive 200% of base salary. In addition, Mr. Hutchison will participate in any group life, disability, health and other benefit plans that the Company adopts and will receive additional life insurance benefits.
     Mr. Hutchison will be granted 153,090 shares in the form of stock units which will vest in equal installments on December 31, 2006, December 31, 2007, December 31, 2008, and December 31, 2009, if he remains in service with the Company, and he will be granted 697,410 shares in the form of stock units which shall be subject to vesting based on the achievement of certain performance criteria on the last day of each calendar year through December 31, 2009.
     The Hutchison Employment Agreement provides that in the event Mr. Hutchison’s employment is terminated by the Company without cause or by Mr. Hutchison for good reason including a change in control (as defined in the agreement), he will be entitled to severance benefits. These benefits include an amount equal to three times the sum of his annual salary and the average bonus earned for the highest two of the last three years. Mr. Hutchison will also be entitled to continuing health benefits. Additionally, all of the outstanding and unvested shares that would have vested if the applicable performance criteria had been achieved in that calendar year employment terminates will be vested, unless a change in control in which case all outstanding awards of shares will be vested. If the Hutchison Employment Agreement is not renewed, Mr. Hutchison will receive severance in an amount equal to one times his annual salary and bonus. Mr. Hutchison will be entitled to a tax gross-up payment if he becomes subject to the excise tax applicable to certain “golden parachute” payments pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The Hutchison Employment Agreement includes covenants protecting the confidential information and intellectual property of the Company. The Hutchison Employment Agreement also contains covenants regarding non-solicitation and non-competition. The Hutchison Employment Agreement resulted from an arms-length negotiation between the Company and Mr. Hutchison.
     2. John A. Griswold
     The employment agreement with John A. Griswold (the “Griswold Employment Agreement”) provides for Mr. Griswold to serve as the Company’s President and Chief Operating Officer. The Griswold

Employment Agreement’s initial term is from the Effective Time of the Amended Merger through December 31, 2009.
     Under the Griswold Employment Agreement, Mr. Griswold will receive an annual salary of $700,000, and may receive an annual increase in the sole discretion of the Board. Mr. Griswold is also eligible to participate in the Company’s bonus plan, which shall set forth various achievement or performance criteria that if achieved shall entitle Mr. Griswold to receive a specified percentage of his salary. This bonus will be payable at three levels. At the threshold level, Mr. Griswold will receive 50% of base salary; at the target level, Mr. Griswold will receive 125% of base salary; at the superior level, Mr. Griswold will receive 175% of base salary. In addition, Mr. Griswold will participate in any group life, disability, health and other benefit plans that the Company adopts and receive additional life and disability insurance benefits.
     Mr. Griswold will be granted 119,322 shares in the form of stock units which will vest in equal installments on December 31, 2006, December 31, 2007, December 31, 2008, and December 31, 2009, if he remains in service with the Company, and he will be granted 543,578 shares in the form of stock units, which shall be subject to vesting based on the achievement of certain performance criteria on the last day of each calendar year through December 31, 2009.
     The Griswold Employment Agreement provides that in the event Mr. Griswold’s employment is terminated by the Company without cause or by Mr. Griswold for good reason including a change in control (as defined in the agreement), he will be entitled to severance benefits. These benefits include an amount equal to two times the sum of his annual salary and the average bonus earned for the highest two of the last three years. Mr. Griswold will also be entitled to continuing health benefits. Additionally, all of the outstanding and unvested shares that would have vested if the applicable performance criteria had been achieved in that calendar year employment terminates will be vested, unless a change in control in which case all outstanding awards of shares will be vested. If the Griswold Employment Agreement is not renewed, Mr. Griswold will receive severance in an amount equal to one times his annual salary and bonus. Mr. Griswold will be entitled to a tax gross-up payment if he becomes subject to the excise tax applicable to certain “golden parachute” payments pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The Griswold Employment Agreement includes covenants protecting the confidential information and intellectual property of the Company. The Griswold Employment Agreement also contains covenants regarding non-solicitation and non-competition. The Griswold Employment Agreement resulted from an arms-length negotiation between the Company and Mr. Griswold.
     3. C. Brian Strickland
     The employment agreement with C. Brian Strickland (the “Strickland Employment Agreement”) provides for Mr. Strickland to serve as the Company’s Executive Vice President and Chief Financial Officer. The Strickland Employment Agreement’s initial term is from the Effective Time of the Amended Merger through December 31, 2009.
     Under the Strickland Employment Agreement, Mr. Strickland will receive an annual salary of $526,000, and may receive an annual increase in the sole discretion of the Board. Mr. Strickland is also eligible to participate in the Company’s bonus plan, which shall set forth various achievement or performance criteria that if achieved shall entitle Mr. Strickland to receive a specified percentage of his salary. This bonus will be payable at three levels. At the threshold level, Mr. Strickland will receive 50%

of base salary; at the target level, Mr. Strickland will receive 125% of base salary; at the superior level, Mr. Strickland will receive 175% of base salary. In addition, Mr. Strickland will participate in any group life, disability, health and other benefit plans that the Company adopts and receive additional disability insurance benefits.
     Mr. Strickland will be granted 83,700 shares in the form of stock units which will vest in equal installments on December 31, 2006, December 31, 2007, December 31, 2008, and December 31, 2009, if he remains in service with the Company, and he will be granted 381,300 shares in the form of stock units which shall be subject to vesting based on the achievement of certain performance criteria on the last day of each calendar year through December 31, 2009.
     The Strickland Employment Agreement provides that in the event Mr. Strickland’s employment is terminated by the Company without cause or by Mr. Strickland for good reason including a change in control (as defined in the agreement), he will be entitled to severance benefits. These benefits include an amount equal to two times the sum of his annual salary and the average bonus earned for the highest two of the last three years. Mr. Strickland will also be entitled to continuing health benefits. Additionally, all of the outstanding and unvested shares that would have vested if the applicable performance criteria had been achieved in that calendar year employment terminates will be vested, unless a change in control in which case all outstanding awards of shares will be vested. If the Strickland Employment Agreement is not renewed by the Company, Mr. Strickland will receive severance in an amount equal to one times his annual salary and bonus. Mr. Strickland will be entitled to a tax gross-up payment if he becomes subject to the excise tax applicable to certain “golden parachute” payments pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The Strickland Employment Agreement includes covenants protecting the confidential information and intellectual property of the Company. The Strickland Employment Agreement also contains covenants regarding non-solicitation and non-competition. The Strickland Employment Agreement resulted from an arms-length negotiation between the Company and Mr. Strickland.
     4. Barry A. N. Bloom
     The employment agreement with Barry A. N. Bloom (the “Bloom Employment Agreement”) provides for Mr. Bloom to serve as the Company’s Executive Vice President of Portfolio Management and Administration. The Bloom Employment Agreement’s initial term is from the Effective Time of the Amended Merger through December 31, 2009.
     Under the Bloom Employment Agreement, Mr. Bloom will receive an annual salary of $385,000, and may receive an annual increase in the sole discretion of the Board. Mr. Bloom is also eligible to participate in the Company’s bonus plan, which shall set forth various achievement or performance criteria that if achieved shall entitle Mr. Bloom to receive a specified percentage of his salary. This bonus will be payable at three levels. At the threshold level, Mr. Bloom will receive 50% of base salary; at the target level, Mr. Bloom will receive 100% of base salary; at the superior level, Mr. Bloom will receive 125% of base salary. In addition, Mr. Bloom will participate in any group life, disability, health and other benefit plans that the Company adopts and receive additional disability insurance benefits.
     Mr. Bloom will be granted 31,500 shares in the form of stock units which will vest in equal installments on December 31, 2006, December 31, 2007, December 31, 2008, and December 31, 2009, if he remains in service with the Company, and he will be granted 143,500 shares in the form of stock units which shall be subject to vesting based on the achievement of certain performance criteria on the last day of each calendar year through December 31, 2009.
     The Bloom Employment Agreement provides that in the event Mr. Bloom’s employment is terminated by the Company without cause or by Mr. Bloom for good reason including a change in control (as defined in the agreement), he will be entitled to severance benefits. These benefits include an amount equal to two times the sum of his annual salary and the average bonus earned for the highest two of the last three years. Mr. Bloom will also be entitled to continuing health benefits. Additionally, all of the outstanding and unvested shares that would have vested if the applicable performance criteria had been achieved in that calendar year employment terminates will be vested, unless a change in control in which case all outstanding awards of shares will be vested. If the Bloom Employment Agreement is not renewed by the Company, Mr. Bloom will receive severance in an amount equal to one times his annual salary and bonus. Mr. Bloom will be entitled to a tax gross-up payment if he becomes subject to the excise tax applicable to certain “golden parachute” payments pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The Bloom Employment Agreement includes covenants protecting the confidential information and intellectual property of the Company. The Bloom Employment Agreement also contains covenants regarding non-solicitation and non-competition. The Bloom Employment Agreement resulted from an arms-length negotiation between the Company and Mr. Bloom.
     On April 3, 2006, counsel for the Company, the Advisor, CNL Securities Corp., and certain of the Company’s current and former directors and officers, including James M. Seneff, Jr., Robert A. Bourne, Thomas J. Hutchison III, John A. Griswold, Craig M. McAllaster, Robert E. Parsons, Jr., Charles E. Adams and Lawrence A. Dustin, and the plaintiffs in the action styled In re CNL Hotels & Resorts, Inc. Securities Litigation, in the United States District Court for the Middle District of Florida, executed a Stipulation of Settlement (the “Stipulation”), which is subject to Court approval. The material terms of the Stipulation are those contained in the Memorandum of Understanding among the parties that became binding on March 17, 2006, the contents of which are described in the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2006.
Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the closing of the Amended Merger, Court approval of the settlement, vote of the Company’s stockholders, and other statements that are not historical facts, and/or statements containing words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “could”, “target(s),” “project(s),” “will,” “believe(s),” “seek(s),” “estimate(s)” and similar expressions. These statements are based on management’s current expectations, beliefs and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors, including those outside of our control that could lead to actual results materially different from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: the failure of closing conditions to be satisfied; a change in the national economy; failure to secure certain third-party consents, the occurrence of terrorist activities or other disruptions to the travel and leisure industries; natural disasters; changes in construction costs; and such other risk factors as may be discussed in our annual report on Form 10-K and other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
10.1	Amended and Restated Agreement and Plan of Merger dated April 3, 2006 (filed herewith).

10.2	Form of Majority Vote Charter Amendment (filed herewith).

10.3	Form of Charter Amendments (filed herewith).

10.4	Form of Registration Rights Agreement (filed herewith).

10.5	Form of Pledge and Security Agreement (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.
Date: April 7, 2006	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index
10.1	Amended and Restated Agreement and Plan of Merger dated April 3, 2006 (filed herewith).

10.2	Form of Majority Vote Charter Amendment (filed herewith).

10.3	Form of Charter Amendments (filed herewith).

10.4	Form of Registration Rights Agreement (filed herewith).

10.5	Form of Pledge and Security Agreement (filed herewith).